UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 9, 2016
Date of Report (Date of earliest event reported)
GAIN CAPITAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35008	20-4568600
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
Bedminster One
135 Route 202/206
Bedminster, New Jersey 07921
(Address of Principal Executive Offices)
(908) 731-0700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 9, 2016, the Audit Committee of the Board of Directors of GAIN Capital Holdings, Inc. (the "Company") concluded that the Company's previously issued consolidated financial statements as of and for the years ended December 31, 2014 and 2013 and for the first three quarters of 2015 should no longer be relied upon because the Company has determined that there were errors in the manner in which the Company accounted for income taxes during those periods under ASC 740 (ASC 740), Income Taxes. These errors related primarily to the manner in which certain intercompany payables and receivables among domestic and overseas subsidiaries of the Company were treated for tax purposes during the impacted periods. In response to these errors, the Company’s management has begun implementing formal preventive and detective controls requiring the enhanced review of the accounting for and tax treatment of intercompany payables and receivables, particularly those between domestic and overseas subsidiaries. The Company is also reviewing resource requirements and capabilities in its finance and tax teams to determine whether roles and responsibilities need to be realigned and/or new personnel added.

The Company intends to file its Annual Report on Form 10-K for the year ended December 31, 2015 (the “Annual Report”) as soon as practicable. The consolidated financial statements of the Company as of and for the years ended December 31, 2014 and 2013 included in that Annual Report will be restated to reflect the correction of these tax errors. In addition, certain other adjustments, previously determined to be immaterial, individually and in the aggregate, will also be corrected in the restated consolidated financial statements included in the Annual Report. All relevant footnotes to the consolidated financial statements in the Annual Report, including the quarterly financial data for the years ended December 31, 2015 and 2014 included therein, will also be restated to reflect the items discussed above. As noted, the adjustments to be reflected in the restated financial statements relate to non-operating matters, principally technical accounting requirements for intercompany transactions between U.S. and non-U.S. affiliates. The Company will also file amended Form 10-Qs for each of the first three fiscal quarters of 2015 reflecting these adjustments.

The following tables reflect the financial statement line items impacted for the years ended December 31, 2014 and 2013, together with the adjusted amounts, that will be included in the Annual Report. The column headed "Tax Adjustments" reflects the impact of the tax matters discussed above, while the "All Other Adjustments" column reflects the impact of the other previously identified immaterial adjustments in the Consolidated Balance Sheet and Statements of Income and Comprehensive Income. In the Consolidated Statement of Cash Flows, the column headed "Adjustments" reflects the impact of the tax matters discussed above as well as the impact of the other previously identified immaterial. In addition, the tables below also include the line items on the Consolidated Statements of Income for each quarter during 2015 and 2014 that are impacted by the restatement, together with the adjusted amounts. For the avoidance of doubt, the following tables include only those line items impacted by the restatement.

Adjustments to Annual Financial Statements

Consolidated Balance Sheet

	As of December 31, 2014
	As Reported	Tax Adjustment		Other Adjustments	As Restated
ASSETS:
Cash and cash equivalents	$139,403	$—		$(52)	$139,351
Goodwill	34,567	(988)		—	33,579
Other assets, net of allowance for doubtful accounts(1)	35,311	917		(2,463)	33,765
Total assets	$1,185,887	$(71)		$(2,515)	$1,183,301
LIABILITIES AND SHAREHOLDERS’ EQUITY:
Liabilities
Accrued expenses and other liabilities	64,476	12,170	—	(451)	76,195
Income tax payable	1,470	1,603	—	(2,063)	1,010
Total liabilities	$910,784	$13,773		$(2,514)	$922,043
Redeemable non-controlling interests	10,209	—		1,129	11,338
Shareholders’ equity
Accumulated other comprehensive loss	(2,054)	541		—	(1,513)
Additional paid-in capital	152,684	(4,306)		—	148,378
Retained earnings	130,984	(10,079)		(1,130)	119,775
Total shareholders’ equity	264,894	(13,844)		(1,130)	249,920
Total liabilities and shareholders’ equity	$1,185,887	$(71)		$(2,515)	$1,183,301

(1) The Company previously reported $174,000 as Short term investments, at fair value; this amount has been reclassified to Other assets, net of allowance for doubtful accounts

Consolidated Statements of Income and Comprehensive Income

	For the Fiscal Year Ended December 31, 2014
	As Reported	Tax Adjustment	Other Adjustments	Restated
REVENUE:
Retail revenue(1)	$293,122	$—	$(344)	$292,778
Institutional revenue(1)	34,518	—	—	34,518
Futures revenue(1)	36,160	—	—	36,160
Total non-interest revenue	368,704	—	(344)	368,360
Net revenue	$369,533	$—	$(344)	$369,189
EXPENSES:
Employee compensation and benefits	$99,485	$—	$(252)	$99,233
Referral fees	91,092	—	(120)	90,972
Trading expenses	26,285	—	(117)	26,168
General and administrative	38,509	—	142	38,651
Depreciation and amortization	7,125	—	(515)	6,610
Restructuring expenses	1,214	—	1,120	2,334
Total operating expense	317,334	—	258	317,592
OPERATING PROFIT	52,199	—	(602)	51,597
INCOME BEFORE INCOME TAX EXPENSE	46,052	—	(602)	45,450
Income tax (benefit)/expense	12,993	6,200	(53)	19,140
NET INCOME	33,059	(6,200)	(549)	26,310
NET INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	31,626	(6,200)	(549)	24,877
Other comprehensive (loss)/income:
Foreign currency translation adjustment	(4,630)	541		(4,089)
NET COMPREHENSIVE INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$26,996	$(5,659)	$(549)	$20,788
Earnings per common share:
Basic	$0.76	$(0.16)	$(0.04)	$0.56
Diluted	$0.71	$(0.14)	$(0.04)	$0.53

(1) - During the fourth quarter of 2015, the Company has changed its revenue presentation to reflect its three operating segments, retail, institutional and futures.

	For the Fiscal Year Ended December 31, 2013
	As Reported	Tax Adjustment	Other Adjustments	As Restated
REVENUE:
Retail revenue(1)	$215,667	$—	$67	$215,734
Institutional revenue(1)	28,005	—	—	28,005
Futures revenue(1)	22,188	—	—	22,188
Total non-interest revenue	266,959	—	67	267,026
Net revenue	$267,624	$—	$67	$267,691
EXPENSES:
Employee compensation and benefits	$74,185	$—	$422	$74,607
Referral fees	52,503	—	120	52,623
General and administrative	26,813	—	(255)	26,558
Depreciation and amortization	7,768	—	515	8,283
Restructuring expenses	1,570	—	(1,120)	450
Total operating expense	223,286	—	(318)	222,968
OPERATING PROFIT	44,338	—	385	44,723
INCOME BEFORE INCOME TAX EXPENSE	45,105	—	385	45,490
Income tax (benefit)/expense	13,794	3,589	—	17,383
NET INCOME	31,311	(3,589)	385	28,107
NET INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	31,311	(3,589)	385	28,107
NET COMPREHENSIVE INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$32,638	$(3,589)	$385	$29,434
Earnings per common share:
Basic	$0.85	$(0.10)	$0.01	$0.76
Diluted	$0.79	$(0.09)	$0.01	$0.71

(1) - During the fourth quarter of 2015, the Company has changed its revenue presentation to reflect its three operating segments, retail, institutional and futures.

Consolidated Statement of Changes in Shareholders' Equity

	Additional Paid in Capital		Retained Earnings		Accumulated Other Comprehensive Income/(Loss)		Total
	As Reported	As Restated	As Reported	As Restated	As Reported	As Restated	As Reported	As Restated
BALANCE—January 1, 2013	$85,089	$85,009	$84,772	$84,590	$1,249	$1,249	$162,830	$162,568
BALANCE—January 1, 2014	$138,691	$134,399	$108,603	$105,217	$2,576	$2,576	$234,401	$226,723
BALANCE—December 31, 2014	$152,684	$148,378	$130,984	$119,775	$(2,054)	$(1,513)	$264,894	$249,920

Consolidated Statement of Cash Flows

	For the Fiscal Year Ended December 31, 2014
	As Reported	Adjustments	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$33,059	$(6,748)	$26,311
Adjustments to reconcile net income to cash provided by / (used for) operating activities
Depreciation and amortization	16,367	(1,677)	14,690
Non-cash integration costs	—	1,162	1,162
Deferred tax (benefit)/expense	2,536	2,572	5,108
Changes in operating assets and liabilities:
Cash and securities held for customers	(9,679)	419	(9,260)
Receivables from brokers	94,657	276	94,933
Prepaid assets	2,729	1	2,730
Other assets	(11,536)	(214)	(11,750)
Payables to customers	9,679	(419)	9,260
Accrued compensation and benefits	3,671	826	4,497
Accrued expenses and other liabilities	(8,565)	4,795	(3,770)
Income tax payable	(2,832)	(1,045)	(3,877)
Cash provided by / (used for) operating activities	138,173	(52)	138,121
INCREASE/ (DECREASE) IN CASH AND CASH EQUIVALENTS	99,532	(52)	99,480
CASH AND CASH EQUIVALENTS—End of year	$139,403	$(52)	$139,351
SUPPLEMENTARY DISCLOSURES OF CASH FLOW INFORMATION:
Adjustment to redemption value of non-controlling interests	$(978)	$(1,129)	$(2,107)

	For the Fiscal Year Ended December 31, 2013
	As Reported	Adjustments	Restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$31,311	$(3,204)	$28,107
Adjustments to reconcile net income to cash provided by / (used for) operating activities
Depreciation and amortization	11,837	(648)	11,189
Non-cash integration costs	—	1,163	1,163
Deferred tax (benefit)/expense	39	(5,470)	(5,431)
Stock compensation expense	2,896	79	2,975
Changes in operating assets and liabilities:
Cash and securities held for customers	(74,608)	(161)	(74,769)
Receivables from brokers	(78,336)	(220)	(78,556)
Prepaid assets	318	—	318
Other assets	(383)	(6,030)	(6,413)
Payables to customers	74,608	161	74,769
Accrued compensation and benefits	7,118	(743)	6,375
Accrued expenses and other liabilities	973	8,625	9,598
Income tax payable	2,131	6,448	8,579

Adjustments to Quarterly Consolidated Statements of Income

	For the Three Months Ended Sept 30, 2015
	As Reported	Tax Adjustment	Other Adjustments	Restated
REVENUE:
Retail revenue	$106,315	$—	$180	$106,495
Total non interest revenue	127,865	—	180	128,045
Net revenue	$127,931	$—	$180	$128,111
EXPENSES:
Employee Compensation and benefits	$29,088	$—	$(203)	$28,885
Trading expenses	8,779	—	180	8,959
Total operating expense	116,146	—	(23)	116,123
OPERATING PROFIT	11,785	—	203	11,988
INCOME BEFORE INCOME TAX EXPENSE	9,215	—	203	9,418
Income tax expense	328	6,306	—	6,634
NET INCOME	8,887	(6,306)	203	2,784
NET INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$8,304	$(6,306)	$203	$2,201
Earnings per common share:
Basic	$0.20			$0.07
Diluted	$0.20			$0.07
Weighted average common shares outstanding used in computing earnings per common share:
Basic	49,174,102			49,149,102
Diluted	49,891,101			49,918,707

	For the Three Months Ended June 30, 2015
	As Reported	Tax Adjustment	Other Adjustments	Restated
REVENUE:
Retail revenue	$86,529	$—	$(107)	$86,422
Total non interest revenue	111,559	—	(107)	111,452
Net revenue	$111,564	$—	$(107)	$111,457
EXPENSES:
Employee Compensation and benefits	$30,473	$—	$203	$30,676
Trading expenses	8,226	—	(107)	8,119
Total operating expense	121,548	—	96	121,644
OPERATING (LOSS)	(9,984)	—	(203)	(10,187)
LOSS BEFORE INCOME TAX BENEFIT	(12,538)	—	(203)	(12,741)
Income tax benefit	(4,124)	3,864	—	(260)
NET LOSS	(8,414)	(3,864)	(203)	(12,481)
NET LOSS APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$(8,830)	$(3,864)	$(203)	$(12,897)
Loss per common share:
Basic	$(0.23)			$(0.28)
Diluted	$(0.23)			$(0.28)
Weighted average common shares outstanding used in computing earnings per common share:
Basic	49,070,783			49,070,387
Diluted	49,070,783			49,070,387

	For the Three Months Ended March 31, 2015
	As Reported	Tax Adjustment	Other Adjustments	Restated
REVENUE:
Retail revenue	$72,908	$—	$34	$72,942
Total non interest revenue	92,933	—	34	92,967
Net revenue	$92,952	$—	$34	$92,986
EXPENSES:
Trading expenses	7,048	—	(73)	6,975
General and administrative	9,320	—	51	9,371
Total operating expense	79,952	—	(22)	79,930
OPERATING PROFIT	13,000	—	56	13,056
INCOME BEFORE INCOME TAX EXPENSE	11,498	—	56	11,554
Income tax expense	2,818	2,927	—	5,745
NET INCOME	8,680	(2,927)	56	5,809
NET INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$8,336	$(2,927)	$56	$5,465
Earnings per common share:
Basic	$0.19			$0.11
Diluted	$0.18			$0.11
Weighted average common shares outstanding used in computing earnings per common share:
Basic	43,206,628			43,206,628
Diluted	44,150,505			44,150,505

	For the Three Months Ended Dec 31, 2014
	As Reported	Tax Adjustment	Other Adjustments	Restated
REVENUE:
Retail revenue	$97,254	$—	$432	$97,686
Total non interest revenue	114,725	—	432	115,157
Interest expense	280	—	(92)	188
Total net interest revenue/(expense)	26	—	92	118
Net revenue	$114,751	$—	$524	$115,275
EXPENSES:
Trading expenses	6,196	—	(117)	6,079
General and administrative	10,396	—	(52)	10,344
Total operating expense	86,538	—	(169)	86,369
OPERATING PROFIT	28,213	—	693	28,906
INCOME BEFORE INCOME TAX EXPENSE	26,456	—	693	27,149
Income tax expense	8,398	(4,162)	(53)	4,183
NET INCOME	18,058	4,162	746	22,966
NET INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$17,612	$4,162	$746	$22,520
Earnings per common share:
Basic	$0.44			$0.54
Diluted	$0.42			$0.51
Weighted average common shares outstanding used in computing earnings per common share:
Basic	41,506,205			41,506,205
Diluted	43,684,324			43,684,324

	For the Three Months Ended Sept 30, 2014
	As Reported	Tax Adjustment	Other Adjustments	Restated
REVENUE:
Retail revenue	$80,668	$—	$(602)	$80,066
Total non interest revenue	103,388	—	(602)	102,786
Interest Expense	97	—	92	189
Total net interest revenue/(expense)	262	—	(92)	170
Net revenue	$103,650	$—	$(694)	$102,956
EXPENSES:
General and administrative	9,056	—	(111)	8,945
Total operating expense	80,684	—	(111)	80,573
OPERATING PROFIT	22,966	—	(583)	22,383
INCOME BEFORE INCOME TAX EXPENSE	21,470	—	(583)	20,887
Income tax expense	5,340	5,199	—	10,539
NET INCOME	16,130	(5,199)	(583)	10,348
NET INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$15,345	$(5,199)	$(583)	$9,563
Earnings per common share:
Basic	$0.35			$0.19
Diluted	$0.33			$0.18
Weighted average common shares outstanding used in computing earnings per common share:
Basic	41,038,782			41,038,782
Diluted	43,523,862			43,523,862

	For the Three Months Ended June 30, 2014
	As Reported	Tax Adjustment	Other Adjustments	Restated
REVENUE:
Retail revenue	$51,252	$—	$501	$51,753
Total non interest revenue	69,504	—	501	70,005
Net revenue	$69,763	$—	$501	$70,264
EXPENSES:		—	—
General and administrative	9,850	—	74	9,924
Purchased intangible amortization	1,574	—	(165)	1,409
Total operating expense	75,314	—	(91)	75,223
OPERATING LOSS	(5,551)	—	592	(4,959)
LOSS BEFORE INCOME TAX (BENEFIT)/EXPENSE	(7,013)	—	592	(6,421)
Income tax (benefit) /expense	(2,021)	3,183	—	1,162
NET LOSS	(4,992)	(3,183)	592	(7,583)
NET LOSS APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$(5,156)	$(3,183)	$592	$(7,747)
Loss per common share:
Basic	$(0.13)			$(0.20)
Diluted	$(0.13)			$(0.20)
Weighted average common shares outstanding used in computing earnings per common share:
Basic	40,135,820			40,135,820
Diluted	40,135,820			40,135,820

	For the Three Months Ended March 31, 2014
	As Reported	Tax Adjustment	Other Adjustments	Restated
REVENUE:
Retail revenue	$63,948	$—	$(675)	$63,273
Total non interest revenue	81,087	—	(675)	80,412
Net revenue	$81,397	$—	$(675)	$80,722
EXPENSES:
Employee Compensation and benefits	$21,842	$—	$(252)	$21,590
Referral Fees	20,688	—	(120)	20,568
General and administrative	9,207	—	233	9,440
Depreciation and Amortization	2,210	—	(515)	1,695
Purchased intangible amortization	1,039	—	165	1,204
Restructuring	359	—	1,119	1,478
Total operating expense	74,799	—	630	75,429
OPERATING PROFIT	6,598	—	(1,305)	5,293
Interest Expense on Notes Payable	1,459	—	—	1,459
INCOME BEFORE INCOME TAX EXPENSE	5,139	—	(1,305)	3,834
Income tax (benefit) /expense	1,276	1,980	—	3,256
NET INCOME	3,863	(1,980)	(1,305)	578
NET INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$3,825	$(1,980)	$(1,305)	$540
Earnings per common share:
Basic	$0.10			$0.01
Diluted	$0.09			$0.01
Weighted average common shares outstanding used in computing earnings per common share:
Basic	39,543,586			39,543,586
Diluted	42,627,628			42,627,628

The Audit Committee has discussed the matters disclosed in this Form 8-K with Deloitte & Touche LLP, the Company's independent registered public accounting firm, and Deloitte & Touche LLP concurred with the Company's conclusion to restate prior periods.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 15, 2016

GAIN CAPITAL HOLDINGS, INC.

By:	/s/ Nigel Rose
Nigel Rose
Chief Financial Officer